UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3445

The Merger Fund
(Exact name of registrant as specified in charter)

100 Summit Lake Drive
Valhalla, New York  10595
(Address of principal executive offices) (Zip code)

Roy Behren and Michael T. Shannon
The Merger Fund
100 Summit Lake Drive
Valhalla, New York  10595
(Name and address of agent for service)

1-800-343-8959
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2011

Item 1. Reports to Stockholders.

THE
MERGER
    FUND®

ANNUAL REPORT

DECEMBER 31, 2011

February 1, 2012

Dear Fellow Shareholders:

The Merger Fund® bounced back nicely in the fourth quarter, posting a 2.9% gain which brought the Fund to a 1.7% gain for the calendar year, our 73rd gain in the 92 quarters since inception.1  Although the strong quarter coincided with strength in the overall equity markets, our performance was actually due to multiple deal completions and successful deal selection as well as a snap-back in overextended arbitrage spreads resulting from the third-quarter market turbulence.

Although we are not satisfied with a 1.7% rate of return, we did achieve our goal of providing non-correlated, positive returns in a difficult market environment.  U.S. equity markets gained traction, finishing modestly in the black, thanks to the S&P 500’s stratospheric 11.8% fourth-quarter gain, while most of Europe remained stuck in the mud, ending the year with negative returns.  Our take is that the macro environment remains challenging worldwide, despite apparent stability in various sectors of corporate earnings.  Neither the European sovereign debt problems nor the U.S. fiscal and budgetary issues have been resolved, and therefore economic visibility is limited.  Nobody knows whether the U.S. issues will progress before the November election amid Congressional gridlock, yet for reasons we will discuss below, we remain optimistic about future deal activity.  Our 22nd gain in the past 24 years compares as follows with some relevant benchmarks and peer groups:

	2011 Return	Std. Deviation	Beta vs. S&P 500
MERFX	1.7%	3.7	0.18
HFRX Event Driven Index	-4.9%	5.8	0.32
HFRX Merger Arbitrage Index	-2.1%	3.7	0.21
S&P 500	2.1%	15.9	1.00
MSCI World Index	-5.0%	17.5	1.08

We again accomplished this performance objective with less than one quarter of the volatility (standard deviation) and a beta (correlation) of less than one fifth of that of the S&P 500, reflecting our emphasis on risk-adjusted metrics and the uncorrelated nature of the Fund.  Conservative deal selection and the prudent use of derivatives positively impacted performance.2  The Fund purchased put options, sold call options, and utilized forward contracts and total-return swap contracts for risk-management (as opposed to speculative) purposes as well as return-enhancement purposes.

We were invested in a total of 104 positions during the quarter and experienced one terminated transaction, consistent with our historic deal-selection success rate of 98% plus.  We ended the quarter with 62 investments in the portfolio. However, due to the typical year-end dynamics of deal completions and seasonally low deal announcements, we also ended the year with approximately 16% in cash.  This exceeds our target range of 5-10% but is not atypical for the end of the year.  Rest assured that we will not invest in unattractive transactions or stray from our mandate merely to show a low cash position.

Nonetheless, our quarterly performance of +2.9% was obtained by opportunistically deploying our liquidity during the third-quarter European debt crisis as well as being invested in 26 successfully

1
On December 29th, The Merger Fund® paid a distribution to shareholders of record as of December 28th of $0.4519 per share, consisting of $0.3689 in short-term capital gains and $0.0830 in net investment income.

2
TheFund typically uses derivative instruments for hedging purposes or as a more tax-efficient way to invest in foreign transactions. Use of these instruments may involve certain costs and risks. A complete description of the Fund’s principal and other risk factors are contained in the Fund’s prospectus and statement of additional information.

completed deals prior to the end of the year.  Reflecting this dynamic, our ratio of winning to losing investments for the quarter was three to one.  Our largest loser during the period was our macro portfolio hedge, which cost 20 basis points while the S&P 500 Index was up almost 12%.  The second largest detractor from performance was Pharmasset, Inc., an $11 billion biotech company with a Hepatitis C treatment pipeline. Pharmasset was the subject of a tender offer from Gilead Sciences Inc.  The deal was announced in November and the transaction was completed in mid-January, entirely recouping the Fund’s fourth quarter negative mark-to-market.

Remarkably, the Fund made 0.13% in its only terminated transaction of the period, AT&T’s attempted $39 billion purchase of T-Mobile from Deutsche Telekom AG (“DT”).  As we typically do, we structured our investment conservatively, in the form of an in-the-money buy-write strategy on AT&T, the buyer.  Win, lose or draw, we thought that although the transaction was positive and highly accretive for AT&T, the stock price would be protected during the pendency of the transaction by its earnings power and high dividend yield.  The U.S. Department of Justice sued to block the acquisition in August, which AT&T indicated it would fight, but the death knell then tolled in November when the FCC scheduled an administrative hearing on AT&T’s application.  Within a month, AT&T, in agreement with DT, folded its tent and walked away from the deal, despite its contractual right to litigate, the strong strategic rationale for the deal and a $4 billion termination fee owed to DT.  We were surprised by the timing as well as the decision, but although AT&T traded down modestly on the news, we were protected by the structure of an in-the-money call and the premium received for the call, combined with the insurance of a long put option, and thus escaped with a modest profit.

Our biggest winner for the quarter involved the interminable rental car saga of Dollar Thrifty Automotive Group (“DTG”).  After being our second biggest loser in the third quarter, DTG bounced back to contribute 0.64% to our performance.  It looks like we are nearing the end game, as there is persistent press speculation and non-denial from the parties regarding progress with the FTC approval process.  In the meantime, Hertz continues to reiterate its commitment to the acquisition and DTG has continued to report solid earnings, so the price of poker appears to have gone up.  Recall that DTG has not yet agreed to be acquired, so DTG’s asking price has probably gone up, and so has our potential downside price if no deal comes together. Hertz’s most recent offer, which has officially expired, valued DTG at $69.52 on February 1, compared to its closing price that day of $74.20.  We would add that it is not a given that Avis has been gone too long from the process to consider returning to the fray.

Other significant contributors in the quarter were British Sky Broadcasting, from which we are completing an orderly exit after News Corp. withdrew its bid in light of a phone-hacking scandal (25 bps); Synthes Inc., the Swiss firm being bought by Johnson & Johnson (22 bps); and Motorola Mobility Holdings, Inc., the handset maker that Google is in the process of purchasing (13 bps).

Probably the most atypical holding at year end was NYSE Euronext (“NYX”), which although formally “engaged” but not yet married to Deutsche Boerse AG (“DB”), ran into significant regulatory problems.  Although the U.S. Department of Justice cleared the transaction, the European Commission expressed concern with the combined company’s share of worldwide derivatives trading.  Many investors thought that this was such a good deal for DB that its price would fall if the deal were to be blocked, and many investors also thought that the deal terms for NYX were below the price at which it would trade in the absence of a deal.  Consequently, this was not a normal merger arbitrage situation, as NYX was bid up and DB sold down under the theory that NYX was worth more as a standalone company than the value of the deal consideration.  These market forces caused the arbitrage spread to tighten and then trade at a negative spread, i.e., NYX was trading above the deal price, so an investor would definitely lose money if the deal were successfully completed; however, there was the possibility that the investor would make money on a termination as the spread moved further into negative territory as NYX traded up and DB traded down.  As our investors know, we are not in the business of conducting relative value trades, and when we are handed the opportunity to lock in a profit— particularly a profit which is greater than we would have received if the deal were successfully completed— we take it.  Therefore, we unwound our NYX position in December at between $1 and $1.50 in excess of the deal price.  Because of significant speculative activity in NYX, option volatility levels increased and option prices became inflated.  We took advantage of this by selling calls against our long stock, thereby converting some of our position into a short term, deep in-the-money buy-write.  As of the date of this letter, DB’s arguments ended up as wasted words and thus it was a stormy Monday on January 30th as the EU denied approval of the transaction on anti-trust grounds.  Two days later, the parties decided not to waste any more time and immediately terminated the transaction.  Time will tell if we left any money on the table but we are comfortable with our decision to avoid this directional bet.  The NYX position contributed 20 bps during the quarter.

GLOBAL REVIEW

Unlike the prior quarter, new positions predominantly involved U.S. companies.  Of the Fund’s 26 new investments, only five were international, with two Canadian targets, and one each from Japan, the United Kingdom and Australia.  Sector distribution was diverse, with the most popular industries being information technology, healthcare and energy.

From a higher level perspective, here is how full-year worldwide activity stacked up:3

•
Globally, announced deal volume was essentially unchanged from 2010, with $2.27 trillion on 27,720 deals.  However, the year was front-end loaded, as Q4 activity of $465 billion made it the slowest quarter of the year and represented a decrease of 29% year-over-year compared to Q4 of 2010.

•	M&A activity in the Americas accounted for over 48% of global deal volume in 2011, followed by EMEA with 30% and APAC with 22%. The U.S. alone accounted for 38% of the Americas’ total volume.

•	Private-equity transactions have exceeded $155 billion in North America this year, accounting for 23% of all deal activity.

•	A significant majority of transactions, 56%, provided for cash consideration, while all-stock consideration represented only 17% of deal volume.

There are multiple takeaways from these data.  We have seen geographic as well as sector rotation in the past, and although last year’s activity trended strongly towards North America, trends often change course in short periods of time.  M&A activity tends to be non-linear and there will be ebbs and flows even within up-cycles.  The foundation has been laid for an extended period of corporate reorganization activity.  As we have discussed before, strengthened corporate balance sheets coupled with record low funding rates incentivize companies to undertake transactions.  The latest figure we have seen is that nonfinancial companies held a record $2.1 trillion in cash and other liquid assets at the end of September, according

3	Bloomberg Global Financial Advisory Mergers & Acquisitions Rankings Q4 2011.

to the Federal Reserve’s September flow of funds report.4  Earlier this month, Eastman Chemical reported that its after-tax funding cost for the $3.5 billion debt it needed to purchase Solutia, the specialty materials company, was expected to average 3% for a mix of five to 30-year obligations.

As we have seen, however, economic and political uncertainty can dampen activity, causing acquirers to stand back.  “In my 30 years in the business, I can’t recall a time when political factors have had more of an impact than they do now,” Gene Sykes, co-head of global M&A at Goldman Sachs, was quoted as saying, and continued, “…we’ve had many discussions with boards and CEOs about deal opportunities, and while the desire to execute is there, until the picture becomes clearer, most of them are on hold.”5  In fact, the first month of 2012 has seen the lowest levels of dealmaking since 2003, with only $103 billion worth of transactions announced globally, nearly half the level of January 2011.

WHERE IT ALL BEGINS

Although there may be a lull in activity while companies wait for the smoke to clear, many bankers are observing a growing backlog. Larry Slaughter, co-head of North American investment banking at JPMorgan, noted in a recent FT article “…our pipeline of activity is up so we expect M&A to increase.  Shareholders still prefer companies to grow, either via M&A or organically, rather than return cash to shareholders by dividends or stock buy-backs.”6  Aryeh Bourkoff, head of UBS AG’s investment banking for the Americas, also noted, “We’ve been spending time with companies and private-equity firms on planning so that when the obstacles to doing deals are alleviated, they are prepared to move.  When there is more confidence and stability, you’ll see the deal gates open relatively quickly.”7  Echoing this sentiment was Henrik Aslaksen, global head of M&A at Deutsche Bank AG, who is quoted in the same article as saying, “If the macro environment cooperates, there will be big deals in 2012, even in Europe.”

Additionally, hostile approaches are often viewed as a leading indicator of an M&A rebound.  Current unsolicited offers include Martin Marietta’s $5 billion bid for Vulcan Materials, Roche’s recent $5.7 billion bid for Illumina, and Westlake Chemical’s hostile $1.2 billion offer to buy Georgia Gulf Corporation.  Companies that are having difficulty growing organically and can no longer cut costs often feel there is only one way out—to take immediate action to avoid the wrath of activist shareholders or even avoid becoming targets themselves.

The New York Times Dealbook recently cited a study by Ernst & Young in which 36% of companies surveyed plan to pursue an acquisition this year,8 so it is clearly not the end of the line for mergers.

And so, The Merger Fund® will be watching, cash in hand if necessary, for a revival of dealmaking.  We will continue to be disciplined in our investment activities throughout the cycle rather than trying to force risky positions into the portfolio.

In any event, even if there are indeed blue skies ahead for merger activity, we find it necessary to recalibrate our expected returns in the near future.  Given the extraordinary low cost of capital and risk-free interest rates,9 it is unrealistic to expect double-digit returns in this environment.  High quality deals

4	Wall Street Journal, 12/17/11, “Number of the Week: The Upside of Companies Sitting on Cash”.
5	Wall Street Journal, 1/3/12, “Europe’s Woes Even Dampened M&A”.
6	Financial Times, 1/29/12, “Sluggish start to year for M&A volumes”.
7	See supra note 4.
8	NYT Dealbook, 1/2/12, “On Wall Street, Renewed Optimism for Deal-Making”.
9	Six months Treasury Bills, slightly longer than the typical merger transaction takes to close, currently yield only .09% per annum.

are currently trading at mid-to-high single digit annual returns in best-case scenarios.  This would be the high end of our short-term return target since we vigorously manage portfolio risk.  A merger arbitrage portfolio structured to provide double-digit returns in this environment would need to incur such high levels of risk and leverage that its capital account would head southbound very quickly.

OUR COMPANY

As we have mentioned, the Adviser, the Fund and the industry in general are at a crossroads.  Regulatory authorities and sophisticated investors require institutional-quality infrastructure, compliance, reporting and risk-management processes.  Our growth has enabled us to develop these programs and we have separated these functions from the portfolio management team.  We have devoted significant resources to disaster recovery and business continuity.  To that end we have implemented full real-time data backups to our co-location facility beyond the outskirts of town.  Our COO has spearheaded this effort and we now have separate compliance, IT, accounting, middle and back office groups and have also implemented additional computer-driven compliance modules through a Bloomberg product called AIM (Bloomberg Asset and Investment Manager).  We also remain vigilant to counterparty exposure.  We recently had the pleasure of a routine eight week on-site examination by the Northeast Regional Office of the SEC, and we are awaiting the final results.

As we have mentioned, Westchester Capital Management is also managing (sub-advising) a ’40-Act registered mutual fund called the Dunham Monthly Distribution Fund, which provides a somewhat more conservative profile than The Merger Fund®. There is a significant strategy overlap and Merger Fund shareholders should feel comfortable that our attention is firmly focused on merger arbitrage.

Accordingly, although at some point we will develop additional product offerings as an adjunct to our flagship merger arbitrage products, we will do so only when we are comfortable that we have the appropriate infrastructure in place, including any additional personnel needed to ensure that the existing portfolio management team is not distracted from the task at hand.  We will provide details as soon as legally permissible.

While we are on the subject of personnel, we are happy to announce that we have hired an additional senior analyst with experience in merger arbitrage, special situations and fixed-income analysis.  Steve Tan has been in the investment business for 12 years, most recently as Vice President and Senior Analyst in the High Yield and Distressed Group at Avenue Capital Group in New York.  He will be particularly helpful to the team as we analyze non-equity investments.

Finally, to reiterate our thoughts on the timing of our quarterly letters, we like being able to discuss the beginning of and outlook for the next quarter in addition to a discussion of the prior quarter.  However, in an effort to provide more timely communications and necessary comparative statistics, we are making the statistical summary that is attached to each letter available no later than two weeks from the end of the quarter.  It will be available electronically over the Internet or available upon request from the Fund.  We will also endeavor to provide the letter and post it on the Internet within four weeks after the end of each quarter.

For convenience, investors can arrange for e-alerts of important Fund communications.  Through our website at www.mergerfund.com, you can check account balances, make purchases and sales, and sign up for notification of trade confirmations, statements and shareholder communications via e-mail.

We appreciate your support and welcome your feedback.  All of us at Westchester Capital Management and The Merger Fund® wish you a happy 2012.

Sincerely,

Roy Behren	Mike Shannon

Before investing in The Merger Fund®, consider its investment objectives, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, including current performance data that may be lower or higher than the data included herein, contact your investment professional or view it online at mergerfund.com. Please read it carefully. The performance data included herein represents past performance and does not guarantee future results. The Merger Fund’s share price and return will vary, and investors may have a gain or loss when they redeem their shares. Current month-end performance is available at www.mergerfund.com.

Past performance is not indicative of future results.

The S&P 500 TR is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is shown with dividends reinvested. You cannot invest directly in the index.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

The HFRX Indices (“HFRX”) are a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies. Hedge Fund Research, Inc. (“HFR, Inc.”) employs the HFRX Methodology (UCITSIII compliant), a proprietary and highly quantitative process by which hedge funds are selected as constituents for the HFRX Indices. This methodology includes robust classification, cluster analysis, correlation analysis, advanced optimization and Monte Carlo simulations. More specifically, the HFRX Methodology defines certain qualitative characteristics, such as whether the fund is open to transparent fund investment and the satisfaction of the index manager’s due diligence requirements. Production of the HFRX Methodology results in a model output which selects funds that, when aggregated and weighted, have the highest statistical likelihood of producing a return series that is most representative of the reference universe of strategies.

HFRX Merger Arbitrage Index includes investment managers who employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction. Merger Arbitrage involves primarily announced transactions, typically with limited or no exposure to situations which pre- or post-date a formal announcement or situations in which no formal announcement is expected to occur. Opportunities are frequently presented in cross border, collared and international transactions which incorporate multiple geographic regulatory institutions, with typically involve minimal exposure to corporate credits. Merger Arbitrage strategies typically have over 75% of positions in announced transactions over a given market cycle.

HFRX Event Driven Index includes investment managers who maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event Driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments. Investment theses are typically predicated on fundamental characteristics (as opposed to quantitative), with the realization of the thesis predicated on a specific development exogenous to the existing capital structure.

Source: www.hedgefundresearch.com

Chart 1	Chart 2

PORTFOLIO COMPOSITION	PORTFOLIO COMPOSITION
By Type of Deal*	By Type of Buyer*

Chart 3

PORTFOLIO COMPOSITION
By Deal Terms*

*	Data expressed as a percentage of long common stock, corporate bonds and swap contract positions as of December 31, 2011.

Chart 4

PORTFOLIO COMPOSITION
By Sector*

Chart 5

PORTFOLIO COMPOSITION
By Region*

*	Data expressed as a percentage of long common stock, corporate bonds and swap contract positions as of December 31, 2011.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Chart 6

GLOBAL MERGER ACTIVITY

Source: Bloomberg M&A Advisory League Tables

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
IN THE MERGER FUND AND S&P 500

			Average
	Quarter Ended		Annual Total Return
	December 31, 2011	1 Yr.	3 Yr.	5 Yr.	10 Yr.
The Merger Fund	2.90%	1.66%	4.49%	2.80%	3.29%
The Standard & Poor’s 500 Index	11.82%	2.11%	14.11%	-0.25%	2.92%

The Standard & Poor’s 500 Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  This chart assumes an initial gross investment of $10,000 made on December 31, 2001.  Returns shown include the reinvestment of all dividends.  Past performance is not predictive of future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Merger Fund
EXPENSE EXAMPLE
December 31, 2011
(Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses.  As of January 27, 2012, the Fund no longer charges redemption fees.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 for the six month period 7/01/11 – 12/31/11.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop-payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, a $15.00 fee will be charged by the Fund’s transfer agent.  IRAs will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under U.S. generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 7/01/11	Value 12/31/11	Period 7/01/11-12/31/11*
Actual + (1)	$1,000.00	$ 987.80	$8.07
Hypothetical ++ (2)	$1,000.00	$1,017.09	$8.19

+	Excluding interest expense, borrowing expense on securities sold short and dividends on securities sold short, your actual cost of investment in the Fund would be $6.61.
++	Excluding interest expense, borrowing expense on securities sold short and dividends on securities sold short, your hypothetical cost of investment in the Fund would be $6.72.
(1)	Ending account values and expenses paid during period based on a (1.22)% return. This actual return is net of expenses.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.61%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Merger Fund
SCHEDULE OF INVESTMENTS
December 31, 2011

Shares		Value

COMMON STOCKS — 68.41%

	AEROSPACE & DEFENSE — 6.19%
2,515,929	Goodrich Corporation (g)	$311,220,417

	APPLICATION SOFTWARE — 3.90%
3,169,947	Magma Design Automation, Inc. (a)	22,760,220
4,344,497	SuccessFactors, Inc. (a)(f)(j)	173,215,095
		195,975,315

	BIOTECHNOLOGY — 1.48%
581,500	Pharmasset, Inc. (a)	74,548,300

	COMMUNICATION EQUIPMENT — 7.18%
2,480,900	Blue Coat Systems, Inc. (a)(j)	63,138,905
7,664,921	Motorola Mobility Holdings, Inc. (a)(f)	297,398,935
		360,537,840

	COMPUTER STORAGE & PERIPHERALS — 0.10%
223,900	EMC Corp. (a)	4,822,806

	CONSTRUCTION MATERIALS — 0.49%
620,400	Vulcan Materials Company	24,412,740

	DIVERSIFIED CHEMICALS — 0.18%
910,400	Huntsman Corporation	9,104,000

	DIVERSIFIED METALS & MINING — 0.46%
684,500	Grande Cache Coal Corporation (a)(b)	6,658,547
565,885	Pilot Gold Inc. (a)(b)	716,556
326,471	Rio Tinto plc — ADR	15,970,961
		23,346,064

	DRUG RETAIL — 1.12%
1,705,300	Walgreen Company	56,377,218

	ELECTRIC UTILITIES — 1.29%
1,152,910	Progress Energy Inc.	64,586,018

	FOOD RETAIL — 0.20%
1,074,914	Winn Dixie Stores, Inc. (a)	10,082,693

	GENERAL MERCHANDISE STORES — 1.14%
2,596,000	99 Cents Only Stores (a)	56,982,200

	HEALTH CARE EQUIPMENT — 0.16%
148,786	SonoSite, Inc. (a)	8,013,614

	HEALTH CARE SERVICES — 1.16%
1,044,616	Medco Health Solutions, Inc. (a)	58,394,035

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2011

Shares		Value

	HOTELS, RESORTS & CRUISE LINES — 0.33%
575,100	Marriott International Inc.	$16,775,667

	HOUSEHOLD PRODUCTS — 1.12%
610,900	Colgate-Palmolive Company	56,441,051

	INDEPENDENT POWER PRODUCERS
	& ENERGY TRADERS — 2.64%
3,344,530	Constellation Energy Group Inc.	132,677,505

	INTEGRATED OIL & GAS — 1.27%
877,300	ConocoPhillips	63,928,851

	INTEGRATED TELECOMMUNICATION SERVICES — 4.13%
4,216,400	AT&T Inc. (f)	127,503,936
1,767,182	CenturyLink, Inc.	65,739,170
355,100	Verizon Communications Inc.	14,246,612
		207,489,718

	INTERNET SOFTWARE & SERVICES — 1.59%
167,500	LoopNet, Inc. (a)	3,061,900
32,100	RightNow Technologies, Inc. (a)	1,371,633
4,675,200	Yahoo! Inc. (a)(f)	75,410,976
		79,844,509

	LIFE & HEALTH INSURANCE — 0.50%
563,100	Delphi Financial Group, Inc.	24,945,330

	MANAGED HEALTH CARE — 2.45%
2,260,783	Healthspring, Inc. (a)	123,303,105

	OIL & GAS EXPLORATION & PRODUCTION — 2.69%
1,400,900	Chesapeake Energy Corp.	31,226,061
6,602,800	Daylight Energy Ltd. (a)(b)	65,266,450
3,723,675	EXCO Resources Inc.	38,912,404
		135,404,915

	OIL & GAS STORAGE & TRANSPORTATION — 7.47%
7,274,128	El Paso Corporation (f)	193,273,581
2,928,922	Southern Union Company	123,336,905
1,792,400	Williams Companies, Inc.	59,185,048
		375,795,534

	PACKAGED FOODS & MEATS — 0.86%
2,270,600	Sara Lee Corp.	42,959,752

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2011

Shares		Value

	PAPER PACKAGING — 3.56%
5,648,872	Temple-Inland Inc. (j)	$179,125,731

	PHARMACEUTICALS — 1.13%
849,200	Abbott Laboratories	47,750,516
429,300	Pfizer Inc.	9,290,052
		57,040,568

	REINSURANCE — 1.58%
1,450,420	Transatlantic Holdings, Inc. (f)	79,381,487

	SEMICONDUCTOR EQUIPMENT — 1.16%
1,407,700	Novellus Systems, Inc. (a)	58,123,933

	SEMICONDUCTORS — 3.62%
3,670,572	NetLogic Microsystems Inc. (a)(j)	181,950,254

	SPECIALIZED FINANCE — 3.11%
3,546,832	NYSE Euronext (f)	92,572,315
2,574	Osaka Securities Exchange Co. (b)	14,781,188
1,206,481	TMX Group Inc. (b)	49,372,459
		156,725,962

	STEEL — 0.35%
1,266,800	Commercial Metals Company	17,519,844

	SYSTEMS SOFTWARE — 0.15%
555,700	DemandTec, Inc. (a)	7,318,569

	TRADING COMPANIES & DISTRIBUTORS — 0.32%
873,900	RSC Holdings, Inc. (a)	16,167,150

	TRUCKING — 3.27%
2,338,825	Dollar Thrifty Automotive Group, Inc. (a)(f)(j)	164,325,845

	WIRELESS TELECOMMUNICATION SERVICES — 0.06%
129,347	Telephone and Data Systems, Inc. — Class S	3,079,752

	TOTAL COMMON STOCKS
	(Cost $3,469,101,353)	3,438,728,292

WARRANTS — 0.01%
142,642	Kinross Gold Corporation (a)(b)	203,024

	TOTAL WARRANTS
	(Cost $540,029)	203,024

The accompanying notes are an integral part of these financial statements

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2011

Principal Amount		Value

CORPORATE BONDS — 2.33%
	Level 3 Financing, Inc.
$20,026,000	9.250%, 11/1/2014	$20,576,715
	Terrestar Networks, Inc.
43,660,000	15.000%, 2/15/2014
	(Acquired 7/27/11 — 8/11/11, Cost $0) (d)(i)(k)	—
	Washington Mutual, Inc.
11,636,000	4.000%, 1/15/2009 (d)	12,799,600
5,747,000	4.200%, 1/15/2010 (d)	6,436,640
9,377,000	5.500%, 8/24/2011(d)	10,924,205
20,154,000	5.000%, 3/22/2012 (d)	22,975,560
37,798,000	5.250%, 9/15/2017 (d)	43,373,205
	TOTAL CORPORATE BONDS
	(Cost $115,314,649)	117,085,925

Contracts (100 shares per contract)

PURCHASED PUT OPTIONS — 0.43%
	Abbott Laboratories
6,243	Expiration: January 2012, Exercise Price: $47.50	34,337
2,249	Expiration: January 2012, Exercise Price: $50.00	20,241
	AT&T Inc.
11,029	Expiration: January 2012, Exercise Price: $25.00	16,543
30,178	Expiration: February 2012, Exercise Price: $25.00	181,068
	CenturyLink, Inc.
15,632	Expiration: January 2012, Exercise Price: $30.00	39,080
	Chesapeake Energy Corp.
9,152	Expiration: January 2012, Exercise Price: $20.00	210,496
4,882	Expiration: January 2012, Exercise Price: $21.00	202,603
	Colgate-Palmolive Company
6,109	Expiration: February 2012, Exercise Price: $75.00	152,725
	Commercial Metals Company
12,668	Expiration: January 2012, Exercise Price: $12.00	126,680
	ConocoPhillips
8,773	Expiration: January 2012, Exercise Price: $62.50	65,798
	Energy Select Sector SPDR Fund
4,880	Expiration: January 2012, Exercise Price: $70.00	1,032,120
	FTSE 100
1,681	Expiration: February 2012, Exercise Price: $5,600.00	482,956

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2011

Contracts (100 shares per contract)		Value

PURCHASED PUT OPTIONS — 0.43% (continued)
	Kinder Morgan, Inc.
12,869	Expiration: June 2012, Exercise Price: $40.00	$13,898,520
	Materials Select Sector SPDR Trust
636	Expiration: March 2012, Exercise Price: $36.00	211,470
	Pfizer Inc.
4,293	Expiration: March 2012, Exercise Price: $17.00	49,369
	Sara Lee Corp.
22,706	Expiration: January 2012, Exercise Price: $15.00	56,765
	SPDR S&P 500 ETF Trust
11,447	Expiration: January 2012, Exercise Price: $128.00	4,080,856
	SPDR S&P Retail ETF
390	Expiration: January 2012, Exercise Price: $53.00	56,745
	Technology Select Sector SPDR Fund
2,240	Expiration: March 2012, Exercise Price: $27.00	434,560
	Verizon Communications Inc.
3,551	Expiration: January 2012, Exercise Price: $31.00	7,102
	Vulcan Materials Company
3,102	Expiration: January 2012, Exercise Price: $29.00	23,265
	Walgreen Company
17,053	Expiration: January 2012, Exercise Price: $28.00	102,318
	Williams Companies, Inc.
14,870	Expiration: January 2012, Exercise Price: $22.50	74,350
3,054	Expiration: January 2012, Exercise Price: $25.00	24,432
	Yahoo! Inc.
38,725	Expiration: January 2012, Exercise Price: $12.50	116,175
	TOTAL PURCHASED PUT OPTIONS
	(Cost $37,915,905)	21,700,574

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2011

Shares		Value

SHORT-TERM INVESTMENTS — 27.98%
285,000,000	BlackRock Liquidity Funds TempFund Portfolio 0.11% (c)(g)	$285,000,000
285,000,000	Fidelity Institutional Government Portfolio 0.01% (c)(h)	285,000,000
285,000,000	Goldman Sachs Financial Square
	Money Market Fund 0.17% (c)(h)	285,000,000
266,389,252	Invesco Prime Portfolio Money Market 0.09% (c)(e)(j)	266,389,252
285,000,000	The Liquid Asset Portfolio 0.02% (c)(e)	285,000,000
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $1,406,389,252)	1,406,389,252
	TOTAL INVESTMENTS
	(Cost $5,029,261,188) — 99.16%	$4,984,107,067

ADR — American Depository Receipt
ETF — Exchange Traded Fund
(a)	Non-income producing security.
(b)	Foreign security.
(c)	The rate quoted is the annualized seven-day yield as of December 31, 2011.
(d)	Default or other conditions exist and security is not presently accruing income.
(e)	All or a portion of the shares have been committed as collateral for open securities sold short.
(f)	All or a portion of the shares have been committed as collateral for written option contracts.
(g)	All or a portion of the shares have been committed as collateral for swap contracts.
(h)	All or a portion of the shares have been committed as collateral for forward currency exchange contracts.
(i)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. As of December 31, 2011, these securities represented 0.00% of total net assets.

(j)	Affiliated company.
(k)	Security fair valued in good faith.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF SECURITIES SOLD SHORT
December 31, 2011

Shares		Value
66,021	Alleghany Corporation	$18,835,131
218,411	Colfax Corporation (b)	6,229,081
6,203	CoStar Group Inc.	413,926
394,037	Duke Energy Corporation	8,668,814
885,281	Energy Transfer Equity, L.P.	35,924,703
2,048,559	Exelon Corporation	88,846,004
844,165	Express Scripts, Inc.	37,725,734
370,805	Hertz Global Holdings, Inc.	4,345,835
2,323,101	Johnson & Johnson (b)	152,790,353
1,122,283	Kinder Morgan, Inc.	36,103,844
7,429	Kinross Gold Corporation (a)	84,809
327,535	Rio Tinto Ltd. (a)(b)	20,389,282
119,000	Telephone and Data Systems, Inc.	3,080,910
243,110	United Rentals, Inc.	7,183,900
188,933	Validus Holdings Ltd (a).	5,951,390
17,915	VMware Inc.	1,490,349
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $414,526,221)	$428,064,065

(a)	Foreign security.
(b)	Security fair valued in good faith.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF OPTIONS WRITTEN
December 31, 2011

Contracts (100 shares per contract)		Value

CALL OPTIONS WRITTEN
	Abbott Laboratories
6,243	Expiration: January 2012, Exercise Price: $52.50	$2,341,125
2,249	Expiration: January 2012, Exercise Price: $55.00	326,105
	ASX Ltd.
3,703	Expiration: January 2012, Exercise Price: AUD 30.00	338,421
2,377	Expiration: January 2012, Exercise Price: AUD 30.50	136,854
	AT&T Inc.
5,867	Expiration: January 2012, Exercise Price: $29.00	727,508
36,297	Expiration: February 2012, Exercise Price: $28.00	8,130,528
	Blue Coat Systems, Inc.
1,049	Expiration: January 2012, Exercise Price: $26.00	2,623
	CenturyLink, Inc.
9,268	Expiration: January 2012, Exercise Price: $36.00	1,390,200
6,350	Expiration: January 2012, Exercise Price: $37.00	476,250
	Chesapeake Energy Corp.
9,127	Expiration: January 2012, Exercise Price: $22.50	675,398
4,882	Expiration: January 2012, Exercise Price: $24.00	141,578
	Colgate-Palmolive Company
6,109	Expiration: February 2012, Exercise Price: $85.00	4,780,292
	Commercial Metals Company
12,668	Expiration: January 2012, Exercise Price: $14.00	443,380
	ConocoPhillips
8,773	Expiration: January 2012, Exercise Price: $70.00	3,053,004
	Dollar Thrifty Automotive Group, Inc.
6,421	Expiration: January 2012, Exercise Price: $65.00	3,756,285
	Duke Energy Corporation
26,169	Expiration: January 2012, Exercise Price: $19.00	7,850,700
	El Paso Corporation
11,094	Expiration: January 2012, Exercise Price: $24.00	2,851,158
2,500	Expiration: January 2012, Exercise Price: $25.00	392,500
1,687	Expiration: April 2012, Exercise Price: $24.00	463,925
	EXCO Resources Inc.
2,356	Expiration: January 2012, Exercise Price: $11.00	141,360
	Exelon Corporation
4,658	Expiration: January 2012, Exercise Price: $42.50	582,250
4,657	Expiration: January 2012, Exercise Price: $44.00	181,623
862	Expiration: February 2012, Exercise Price: $40.00	310,320
465	Expiration: February 2012, Exercise Price: $41.00	126,712
	Kinder Morgan, Inc.
12,869	Expiration: June 2012, Exercise Price: $40.00	160,863
	Lam Research Corporation
15,838	Expiration: June 2012, Exercise Price: $31.00	12,353,640

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF OPTIONS WRITTEN (continued)
December 31, 2011

Contracts (100 shares per contract)		Value

	Marriott International Inc.
5,751	Expiration: January 2012, Exercise Price: $28.00	$905,783
	Motorola Mobility Holdings, Inc.
2,441	Expiration: January 2012, Exercise Price: $40.00	6,102
	NYSE Euronext
4,308	Expiration: January 2012, Exercise Price: $24.00	980,070
16,332	Expiration: January 2012, Exercise Price: $25.00	2,376,306
1,910	Expiration: January 2012, Exercise Price: $27.00	79,265
6,177	Expiration: March 2012, Exercise Price: $26.00	926,550
	Pfizer Inc.
4,293	Expiration: March 2012, Exercise Price: $19.00	1,197,747
	Sara Lee Corp.
22,706	Expiration: January 2012, Exercise Price: $17.50	3,292,370
	SPDR S&P 500 ETF Trust
953	Expiration: January 2012, Exercise Price: $132.00	24,778
	SuccessFactors, Inc.
4,875	Expiration: January 2012, Exercise Price: $40.00	24,375
1,804	Expiration: February 2012, Exercise Price: $40.00	4,510
	Transatlantic Holdings, Inc.
990	Expiration: January 2012, Exercise Price: $52.50	252,450
7,465	Expiration: January 2012, Exercise Price: $55.00	298,600
	Verizon Communications Inc.
3,551	Expiration: March 2012, Exercise Price: $36.00	1,463,012
	Vulcan Materials Company
6,204	Expiration: January 2012, Exercise Price: $34.00	3,412,200
	Walgreen Company
2,739	Expiration: January 2012, Exercise Price: $30.00	897,022
14,314	Expiration: January 2012, Exercise Price: $31.00	3,456,831
	Williams Companies, Inc.
14,870	Expiration: January 2012, Exercise Price: $28.00	7,583,700
3,054	Expiration: January 2012, Exercise Price: $30.00	977,280
	Yahoo! Inc.
39,971	Expiration: January 2012, Exercise Price: $14.00	8,813,606
6,781	Expiration: February 2012, Exercise Price: $14.00	1,674,907
		90,782,066
PUT OPTIONS WRITTEN
	SPDR S&P 500 ETF Trust
5,723	Expiration: January 2012, Exercise Price: $119.00	400,610
	TOTAL OPTIONS WRITTEN
	(Premiums received $83,679,758)	$91,182,676

AUD — Australian Dollars
ETF — Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF FORWARD CURRENCY EXCHANGE CONTRACTS*
December 31, 2011

			U.S. $			U.S. $	Unrealized
Settlement	Currency to		Value at	Currency to		Value at	Appreciation
Date	be Delivered		Dec. 31, 2011	be Received		Dec. 31, 2011	(Depreciation)
1/12/12	6,063,803	Australian Dollars	$6,192,395	6,172,951	U.S. Dollars	$6,172,951	$(19,444)
1/12/12	823,522	U.S. Dollars	823,522	807,938	Australian Dollars	825,072	1,550
1/19/12	2,536,030	Australian Dollars	2,587,486	2,591,823	U.S. Dollars	2,591,823	4,337
1/19/12	2,613,171	U.S. Dollars	2,613,171	2,536,030	Australian Dollars	2,587,486	(25,685)
1/31/12	37,583,620	Australian Dollars	38,289,019	37,658,787	U.S. Dollars	37,658,787	(630,232)
1/31/12	6,033,337	U.S. Dollars	6,033,337	6,001,350	Australian Dollars	6,113,988	80,651
4/27/12	34,355,724	Australian Dollars	34,696,945	33,922,242	U.S. Dollars	33,922,242	(774,703)
2/16/12	12,821,268	British Pounds	19,902,342	20,207,384	U.S. Dollars	20,207,384	305,042
2/22/12	5,752,229	British Pounds	8,928,608	8,892,946	U.S. Dollars	8,892,946	(35,662)
3/22/12	63,579,770	British Pounds	98,659,200	99,185,077	U.S. Dollars	99,185,077	525,877
1/5/12	4,544,610	Canadian Dollars	4,460,329	4,410,530	U.S. Dollars	4,410,530	(49,799)
1/5/12	283,938	U.S. Dollars	283,938	288,948	Canadian Dollars	283,602	(336)
2/15/12	66,758,611	Canadian Dollars	65,459,320	64,743,727	U.S. Dollars	64,743,727	(715,593)
2/23/12	6,845,000	Canadian Dollars	6,710,560	6,653,901	U.S. Dollars	6,653,901	(56,659)
3/14/12	59,016,999	Canadian Dollars	57,833,579	60,005,913	U.S. Dollars	60,005,913	2,172,334
3/14/12	3,218,062	U.S. Dollars	3,218,062	3,264,698	Canadian Dollars	3,199,234	(18,828)
3/29/12	1,697,655	Canadian Dollars	1,663,104	1,649,971	U.S. Dollars	1,649,971	(13,133)
1/18/12	1,153,854,000	Japanese Yen	14,994,974	15,039,866	U.S. Dollars	15,039,866	44,892
1/18/12	14,859,678	U.S. Dollars	14,859,678	1,153,854,000	Japanese Yen	14,994,974	135,296
3/30/12	1,158,300,000	Japanese Yen	15,075,031	14,879,636	U.S. Dollars	14,879,636	(195,395)
4/26/12	151,115,888	Swiss Francs (a)	162,071,604	161,820,301	U.S. Dollars	161,820,301	(251,303)
			$565,356,204			$565,839,411	$483,207

*	JPMorgan Chase & Co. Inc. is the counterparty for all open forward currency exchange contracts held by the Fund as of December 31, 2011.
(a)	Security fair valued in good faith.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF SWAP CONTRACTS
December 31, 2011

				Unrealized
Termination				Appreciation
Date	Security	Shares	Notional	(Depreciation)*	Counterparty
LONG SWAP CONTRACTS
2/23/12	ASX Ltd.	1,053,314	$32,637,292	$719,698	JPMorgan Chase & Co. Inc.
4/20/12	British Sky Broadcasting Group	3,413,600	38,662,297	(7,204,744)	Merrill Lynch & Co. Inc.
4/20/12	British Sky Broadcasting Group	5,078,964	57,524,143	(8,231,100)	JPMorgan Chase & Co. Inc.
1/26/12	Charter International PLC	1,756,338	25,511,881	896,974	JPMorgan Chase & Co. Inc.
3/15/12	Extract Resources Limited	1,135,810	9,768,920	122,333	Merrill Lynch & Co. Inc.
3/15/12	Extract Resources Limited	2,835,950	24,391,552	522,171	JPMorgan Chase & Co. Inc.
12/31/12	Hillgrove Resources Ltd.	13,139,699	2,465,533	(467,116)	JPMorgan Chase & Co. Inc.
6/30/12	Smith & Nephew PLC	858,249	8,205,187	(1,110,791)	Merrill Lynch & Co. Inc.
4/30/12	Synthes, Inc. (a)	1,818,964	304,188,769	(5,570,458)	JPMorgan Chase & Co. Inc.
6/30/12	TMX Group, Inc.	98,200	3,985,527	(358,499)	Deutsche Bank AG
SHORT SWAP CONTRACTS
6/15/12	Express Scripts, Inc.	(1,984)	(87,971)	21,883	Merrill Lynch & Co. Inc.
4/30/12	Johnson & Johnson (a)	(100)	(231)	(231)	Merrill Lynch & Co. Inc.
				$(20,659,880)

*	Net unrealized depreciation is a payable on the Statement of Assets and Liabilities.
(a)	Security fair valued in good faith.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2011

ASSETS:
Investments, at value
Investments in non affiliates (Cost $4,039,428,758)		$3,955,961,985
Investments in affiliates (Cost $989,832,430)		1,028,145,082
Cash		6,104,391
Cash held in foreign currency (Cost $4,130,107)		4,177,337
Deposits at brokers		203,139,778
Receivable from brokers		414,526,221
Receivable for investments sold		61,307,744
Receivable for forward currency exchange contracts		3,269,979
Receivable for fund shares issued		28,898,901
Dividends and interest receivable		7,094,882
Prepaid expenses and other receivables		132,617
Total Assets		5,712,758,917

LIABILITIES:
Securities sold short, at value (Proceeds of $414,526,221)	$428,064,065
Written option contracts, at value (Premiums received $83,679,758)	91,182,676
Payable for forward currency exchange contracts	2,786,772
Payable for swap contracts	20,659,880
Payable for swap contracts closed	64,795
Payable for swap interest	216,130
Payable for investments purchased	122,741,584
Payable for fund shares redeemed	8,565,307
Investment advisory fee payable	3,719,423
Distribution fees payable	5,062,575
Dividends payable	87,092
Accrued expenses and other liabilities	3,048,358
Total Liabilities		686,198,657
NET ASSETS		$5,026,560,260
NET ASSETS CONSIST OF:
Accumulated undistributed net investment income		$70,048,008
Accumulated undistributed net realized loss on investments, securities sold short, written option contracts expired or closed, swap contracts,
foreign currency translation and forward currency exchange contracts		(67,281,793)
Net unrealized appreciation (depreciation) on:
Investments	(45,154,121)
Securities sold short	(13,537,844)
Written option contracts	(7,502,918)
Swap contracts	(20,659,880)
Foreign currency translation	47,230
Forward currency exchange contracts	483,207
Net unrealized depreciation		(86,324,326)
Paid-in capital		5,110,118,371
Total Net Assets		$5,026,560,260
NET ASSET VALUE and offering price per share*,
($5,026,560,260 / 322,459,516 shares of beneficial interest outstanding)		$15.59

*	The redemption price per share may vary based on the length of time a shareholder holds the Fund’s shares.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
STATEMENT OF OPERATIONS
For the Three Months Ended December 31, 2011*

INVESTMENT INCOME:
Interest
Non Affiliates		$999,673
Affiliates		41,868
Dividend income on long positions
Non Affiliates (net of foreign withholding taxes of $69,759)		11,449,312
Affiliates		734,353
Total investment income		13,225,206

EXPENSES:
Investment advisory fee	$12,593,719
Distribution fees	3,144,918
Transfer agent and shareholder servicing agent fees	1,511,430
Administration fees	381,172
Professional fees	228,668
Reports to shareholders	137,820
Fund accounting expense	103,698
Custody fees	103,366
Federal and state registration fees	91,535
Trustees’ fees and expenses	46,541
Miscellaneous expenses	37,018
Borrowing expense on securities sold short	1,350,700
Dividends on securities sold short	2,507,739
Total expenses before expense waiver by Adviser		22,238,324
Less: Expense waived by Adviser		(1,639,710)
Net expenses		20,598,614
NET INVESTMENT LOSS		(7,373,408)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Investments	(44,040,304)
Securities sold short	5,556,378
Written option contracts expired or closed	27,444,127
Swap contracts	(22,684,511)
Foreign currency translation	(2,211)
Forward currency exchange contracts	24,050,434
Net realized loss		(9,676,087)
Change in unrealized appreciation / (depreciation) on:
Investments	178,584,559
Securities sold short	(37,551,018)
Written option contracts	(19,621,215)
Swap contracts	73,238,431
Foreign currency translation	47,230
Forward currency exchange contracts	(37,949,764)
Net unrealized appreciation		156,748,223
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS		147,072,136
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$139,698,728

*	The Fund changed its fiscal year end from September 30 to December 31.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2011

INVESTMENT INCOME:
Interest		$6,004,227
Dividend income on long positions
Non Affiliates		30,377,891
Affiliates		382,650
Total investment income		36,764,768

EXPENSES:
Investment advisory fee	$43,967,215
Distribution fees	10,771,317
Transfer agent and shareholder servicing agent fees	5,345,165
Administration fees	1,466,205
Federal and state registration fees	594,519
Reports to shareholders	510,024
Professional fees	442,284
Fund accounting expense	383,835
Custody fees	289,098
Miscellaneous expenses	220,112
Trustees’ fees and expenses	153,048
Borrowing expense on securities sold short	4,297,394
Dividends on securities sold short	23,192,563
Total expenses before expense waiver by Adviser		91,632,779
Less: Expense waived by Adviser		(5,296,618)
Net expenses		86,336,161
NET INVESTMENT LOSS		(49,571,393)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Investments
Non Affiliates	140,880,080
Affiliates	54,028,443
Securities sold short	1,339,501
Written option contracts expired or closed	66,124,635
Swap contracts	83,205,915
Foreign currency translation	54,709
Forward currency exchange contracts	(73,002,999)
Net realized gain		272,630,284
Change in unrealized appreciation / (depreciation) on:
Investments	(317,491,636)
Securities sold short	57,146,628
Written option contracts	4,818,800
Swap contracts	(100,869,422)
Foreign currency translation	(7,083)
Forward currency exchange contracts	82,770,417
Net unrealized depreciation		(273,632,296)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS		(1,002,012)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(50,573,405)

The accompanying notes are an integral part of these financial statements.

The Merger Fund
STATEMENT OF CHANGES IN NET ASSETS

	Three Months Ended	Year Ended	Year Ended
	December 31, 2011*	September 30, 2011	September 30, 2010

Net investment loss	$(7,373,408)	$(49,571,393)	$(35,261,194)
Net realized gain (loss) on investments, securities
sold short, written option contracts expired or closed,
swap contracts, foreign currency translation and
forward currency exchange contracts	(9,676,087)	272,630,284	153,002,878
Change in unrealized appreciation (depreciation)
on investments, securities sold short, written option
contracts, swap contracts, foreign currency translation
and forward currency exchange contracts	156,748,223	(273,632,296)	(10,669,250)
Net increase (decrease) in net assets
resulting from operations	139,698,728	(50,573,405)	107,072,434
Distributions to shareholders from: (Note 2)
Net investment income	(26,112,274)	—	(42,329)
Net realized gains	(116,043,398)	(70,276,496)	—
Total dividends and distributions	(142,155,672)	(70,276,496)	(42,329)
Net increase in net assets from
capital share transactions (Note 4)	115,163,137	1,461,121,676	1,655,172,030
Net increase in net assets	112,706,193	1,340,271,775	1,762,202,135

NET ASSETS:
Beginning of period	4,913,854,067	3,573,582,292	1,811,380,157
End of period (including accumulated undistributed
net investment income of $70,048,008,
78,326,065 and $7,037,435, respectively)	$5,026,560,260	$4,913,854,067	$3,573,582,292

*	For the period October 1, 2011 through December 31, 2011. The Fund changed its fiscal year end from September 30 to December 31.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of beneficial interest outstanding throughout each period.

	Three
	Months		Year		Year		Year	Year		Year
	Ended		Ended		Ended		Ended	Ended		Ended
	Dec. 31,		Sept. 30,		Sept. 30,		Sept. 30,	Sept. 30,		Sept. 30,
	2011*		2011		2010		2009	2008		2007

Net Asset Value, beginning of period	$15.59		$15.93		$15.26		$14.79	$16.55		$15.95

Income from investment operations:
Net investment income (loss)(1)	(0.02	)(4)	(0.18	)(4)	(0.02	)(2)	0.24 (2)	0.00	(3)(5)	0.13	(3)
Net realized and unrealized gain (loss)
on investments	0.47		0.13		0.69		0.58	(0.70)		1.13
Total from investment operations	0.45		(0.05)		0.67		0.82	(0.70)		1.26
Redemption fees	0.00	(5)	0.00	(5)	0.00	(5)	0.00 (5)	0.00	(5)	0.00	(5)

Less distributions:
Distributions from net investment income	(0.08)		—		0.00	(5)	(0.06)	(0.37)		(0.11)
Distributions from net realized gains	(0.37)		(0.29)		—		(0.05)	(0.69)		(0.55)
Distributions from return to capital	—		—		—		(0.24)	—		—
Total distributions	(0.45)		(0.29)		—		(0.35)	(1.06)		(0.66)
Net Asset Value, end of period	$15.59		$15.59		$15.93		$15.26	$14.79		$16.55

Total Return	2.90	%(9)	(0.34)%		4.39%		5.78%	(4.32)%		8.15%

Supplemental data and ratios:
Net assets, end of period (000’s)	$5,026,560		$4,913,854		$3,573,582		$1,811,380	$1,414,165		$1,821,714
Ratio of operating expenses to
average net assets	1.64	%(8)	1.96%		2.57%		4.22%	1.66%		2.16%
Ratio of interest expense, dividends on
securities sold short and borrowing
expense on securities sold short to
average net assets	0.31	%(8)	0.62%		1.16%		2.68%	0.19%		0.76%
Ratio of operating expenses to average
net assets excluding interest expense,
borrowing expense on securities sold short
and dividends on securities sold short
Before expense waiver	1.46	%(8)	1.46%		1.48%		1.54%	1.48%		1.41%
After expense waiver	1.33	%(8)	1.34%		1.41%		1.54%	1.47%		1.40	%(6)
Ratio of net investment income (loss)
to average net assets
Before expense waiver	(0.72	)%(8)	(1.25)%		(1.35)%		(2.49)%	(0.10)%		0.82%
After expense waiver	(0.59	)%(8)	(1.13)%		(1.28)%		(2.49)%	(0.09)%		0.83%
Portfolio turnover rate(7)	48.13	%(9)	292.79%		192.21%		318.45%	300.24%		334.87%

Footnotes To Financial Highlights On Following Page

The accompanying notes are an integral part of these financial statements.

The Merger Fund
FINANCIAL HIGHLIGHTS (continued)

(1)
Net investment income (loss) before interest expense, borrowing expense on securities sold short and dividends on securities sold short for the three months ended December 31, 2011 and the years ended September 30, 2011, 2010, 2009, 2008 and 2007 was $(0.01), $(0.08), $0.12, $0.55, $0.02 and $0.26, respectively.

(2)	Net investment income (loss) per share is calculated using ending balance after consideration of adjustments for permanent book and tax differences.
(3)	Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(5)	Amount less than $0.005 per share.
(6)	The Fund incurred proxy expenses of approximately $525,000 in 2007 related to shareholder approval of changes in the Fund’s fundamental investment policies and the election of trustees.
(7)	The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short positions). The denominator includes the average long positions throughout the period.
(8)	Annualized.
(9)	Not Annualized.
*	For the period October 1, 2011 through December 31, 2011. The Fund changed its fiscal year end from September 30 to December 31.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2011

Note 1 — ORGANIZATION

The Merger Fund (the “Fund”) is a no-load, open-end, non-diversified investment company organized as a trust under the laws of the Commonwealth of Massachusetts on April 12, 1982, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was formerly known as the Risk Portfolio of The Ayco Fund. In January of 1989, the Fund’s fundamental investment policies were amended to permit the Fund to engage in merger arbitrage. At the same time, Westchester Capital Management, Inc. became the Fund’s investment adviser, and the Fund began to do business as The Merger Fund. In a transaction that closed on December 31, 2010, Westchester Capital Management, Inc. transferred substantially all of its business and assets to Westchester Capital Management, LLC (the “Adviser”), which became the Fund’s investment adviser. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of proposed mergers, takeovers, tender offers, leveraged buyouts, liquidations and other types of corporate reorganizations.  During the prior fiscal period, the Fund’s Board of Trustees approved a change in the Fund’s fiscal year end from September 30 to December 31.

Note 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

A.Investment Valuation

Securities listed on the NASDAQ Global Market and the NASDAQ Global Select Market are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in registered investment companies that are money market funds are valued at the end of day net asset value. Other listed securities are valued at the last sale price on the exchange on which such securities are primarily traded or, in the case of options, at the last sale price. These securities valued using quoted prices in active markets are classified as Level 1 investments. Securities not listed on an exchange and securities for which there are no transactions are valued at the average of the closing bid and asked prices. These securities, which include corporate bonds, are classified as Level 2 investments. When pricing options, if no sales are reported or if the last sale is outside the bid and asked parameters, the higher of the intrinsic value of the option or the mean between the last reported bid and asked prices will be used. Options purchased in an active market are classified as Level 1 investments, but options not listed on exchange are classified as Level 2 investments. Securities for which there are no such valuations are valued at fair value as determined in good faith by the Adviser under the supervision of the Board of Trustees. The Adviser reserves the right to value securities, including options, at prices other than last-sale prices, intrinsic value prices, or the average of closing bid and asked prices, when such prices are believed

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2011

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

unrepresentative of fair market value as determined in good faith by the Adviser. When fair-value pricing is employed, the prices of securities used by the Fund to calculate its net asset value (NAV) may differ from quoted or published prices for the same securities. In addition, due to the subjective and variable nature of fair-value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized if the securities were sold. At December 31, 2011, securities fair valued in good faith represented 3.96% of net assets at the absolute value of long investments and securities sold short and at the absolute value of unrealized gains or losses on forward currency exchange and swap contracts. Investments in United States government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term investments are carried at amortized cost, which approximates fair value.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical securities.
Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following tables provide the fair value measurements of applicable Fund assets and liabilities by level within the fair value hierarchy for the Fund as of December 31, 2011. These assets and liabilities are measured on a recurring basis.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2011

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$3,438,728,292	$—	$—	$3,438,728,292
Warrants	203,024	—	—	203,024
Corporate Bonds	—	117,085,925	—	117,085,925
Purchased Put Options	21,217,618	482,956	—	21,700,574
Short-Term Investments	1,406,389,252	—	—	1,406,389,252
Forward Currency
Exchange Contracts**	—	3,269,979	—	3,269,979
Liabilities
Securities Sold Short	$248,655,349	$179,408,716	$—	$428,064,065
Options Written	90,707,401	475,275	—	91,182,676
Swap Contracts**	—	20,659,880	—	20,659,880
Forward Currency
Exchange Contracts**	—	2,786,772	—	2,786,772

*	Please refer to the Schedule of Investments to view common stocks segregated by industry type.

**	Swapcontracts and forward currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instruments.

The Fund did not invest in Level 3 Securities at December 31, 2011. There were no significant transfers into or out of Level 1 or 2 during the period. Transfers between levels are recognized at the end of the reporting period.

Recent Accounting Pronouncement

In May, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 amends FASB Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact of these amendments on the Fund’s financial statements.

B.Securities Sold Short

The Fund may sell securities or currencies short for economic hedging purposes. For financial statement purposes, an amount equal to the settlement amount is initially included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities or currencies sold, but not yet purchased, may require purchasing the securities or currencies at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. Short sale transactions result in off balance sheet risk because the ultimate

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2011

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

obligation may exceed the related amounts shown in the Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

The Fund is liable for any dividends payable on securities while those securities are sold short. Until the security is replaced, the Fund is required to pay to the lender any income earned which is recorded as an expense by the Fund. As collateral for its securities sold short, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. These assets are required to be adjusted daily to reflect changes in the value of the securities or currencies sold short.

C.Transactions with Brokers for Securities Sold Short

The Fund’s receivable from brokers for proceeds on securities sold short and deposits at brokers for securities sold short are with two securities dealers. The Fund does not require the brokers to maintain collateral in support of the receivable from brokers for proceeds on securities sold short. The Fund maintains cash deposits at brokers beyond the receivable for short sales. These cash deposits are presented as deposits at brokers on the Statement of Assets and Liabilities.

D.Federal Income Taxes

No provision for federal income taxes has been made since the Fund has complied to date with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Fund intends to make all required distributions to avoid federal excise tax.

The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. As of December 31, 2011, open Federal and New York tax years include the tax years ended September 30, 2008 through 2011. The Fund has no tax examination in progress.

E.Written Option Contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund writes (sells) call options to hedge portfolio investments. Uncovered put options can also be written by the Fund as part of a merger arbitrage strategy involving a pending corporate reorganization. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market daily to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Written option

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2011

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

contracts are valued at the higher of the intrinsic value of the option or the last sales price reported on the date of valuation. If no sale is reported or if the last sale is outside the parameters of the closing bid and asked prices, the written option contract is valued at the higher of the intrinsic value of the option or the mean between the last reported bid and asked prices on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security), and the Fund realizes a gain or loss from the sale of the underlying security. With written option contracts, there is minimal counterparty credit risk to the Fund since written option contracts are exchange traded. Refer to Note 2 S. for further derivative disclosures.

F.Purchased Options

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund purchases put or call options to hedge portfolio investments. Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset. Option contracts are valued daily at the higher of the intrinsic value of the option or the last sales price reported on the date of valuation. If no sale is reported or if the last sale is outside the parameters of the closing bid and asked prices, the option contract purchased is valued at the higher of the intrinsic value of the option or the mean between the last reported bid and asked prices on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities. With purchased options, there is minimal counterparty credit risk to the Fund since purchased options are exchange traded. Refer to Note 2 S. for further derivative disclosures.

G.Forward Currency Exchange Contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use forward currency exchange contracts to hedge against changes in the value of foreign currencies. The Fund may enter into forward currency exchange contracts obligating the Fund to deliver and receive a currency at a specified future date. Forward contracts are valued daily, and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract.

The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward currency exchange contracts involves the risk that

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2011

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

anticipated currency movements will not be accurately predicted. A forward currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 S. for further derivative disclosures.

H.Equity Swap Contracts

The Fund is subject to equity price risk and interest rate risk in the normal course of pursuing its investment objectives. The Fund has entered into both long and short equity swap contracts with multiple broker-dealers. A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract at a rate equal to LIBOR plus 25 to 100 basis points. A short equity swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security, while entitling the Fund to receive from the counterparty any depreciation on the security as well as interest on the notional value of the contract at a rate equal to LIBOR less 25 to 100 basis points.

The Fund may also enter into equity swap contracts whose value is determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Fund to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Fund is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles the Fund to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize a gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract, along with dividends receivable on long equity contracts and interest receivable on short equity contracts. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. Refer to Note 2 S. for further derivative disclosures.

I.Distributions to Shareholders

Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are due primarily to wash sale-loss deferrals, constructive sales, straddle-loss deferrals, adjustments on swap contracts, and unrealized gains or losses on Section 1256 contracts, which were realized, for tax purposes, at December 31,

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2011

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

2011. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes. At December 31, 2011, the Fund increased accumulated undistributed net investment income by $25,207,625, reduced accumulated undistributed net gain by $25,207,625, and did not change paid-in capital.

J.Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

K.Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities.  However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

L.When-Issued Securities

The Fund may engage in securities transactions on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the agreement, these securities may be delivered for cash proceeds at a future date. During this period, the securities are subject to market fluctuations. The Fund records sales of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other open short-sale positions. When delayed-delivery purchases are outstanding, the Fund segregates and maintains at all times cash, cash equivalents or other liquid securities in an amount at least equal to the market value.

M.Cash Equivalents

The Fund considers highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities.

N.Guarantees and Indemnifications

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2011

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

O.Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Adviser to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

P.Other

Investment and shareholder transactions are recorded on the trade date. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest is accounted for on the accrual basis and includes amortization of premiums and discounts on the interest method. Expenses include $1,350,700 of borrowing expense on securities sold short. The Fund may utilize derivative instruments such as options, forward currency exchange contracts and other instruments with similar characteristics to the extent that they are consistent with the Fund’s investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities.

Q.Counterparty Risk

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

R.The Right to Offset

Financial assets and liabilities as well as cash collateral received and posted are offset by counterparty, and the net amount is reported in the Statement of Assets and Liabilities when the Fund believes there exists a legally enforceable right to set off the recognized amounts.

S.Derivatives

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. For the three months ended December 31, 2011: long option contracts (420,515 contracts) were purchased and $69,596,159 premiums were paid, written option contracts (615,569 contracts) were opened and $119,870,086 premiums were received, equity swap contracts were opened for a notional value of $545,566,927 and closed for a notional value of $1,139,001,509 and an average of 15 forward currency exchange contract positions were open during the period.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2011

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Statement of Assets and Liabilities

Fair values of derivative instruments as of December 31, 2011:

	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Derivatives	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Equity Contracts:
Purchased Options	Investments	$21,700,574	N/A	$—
Written Option Contracts	N/A	—	Written Option
			Contracts	91,182,676
Swap Contracts	Receivables	—	Payables	20,659,880
Foreign exchange contracts:
Forward Currency
Exchange Contracts	Receivables	3,269,979	Payables	2,786,772
Total		$24,970,553		$114,629,328

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the three months ended December 31, 2011:

Amount of Realized Gain (Loss) on Derivatives
			Forward
		Written	Currency
	Purchased	Options	Exchange	Swap
Derivatives	Options	Contracts	Contracts	Contracts	Total
Equity contracts	$(39,492,537)	$27,444,127	$—	$(22,684,511)	$(34,732,921)
Foreign exchange
contracts	—	—	24,050,434	—	24,050,434
Total	$(39,492,537)	$27,444,127	$24,050,434	$(22,684,511)	$(10,682,487)

Change in Unrealized Appreciation (Depreciation) on Derivatives
			Forward
		Written	Currency
	Purchased	Options	Exchange	Swap
Derivatives	Options	Contracts	Contracts	Contracts	Total
Equity contracts	$(42,486,121)	$(19,621,215)	$—	$73,238,431	$11,131,095
Foreign exchange
contracts	—	—	(37,949,764)	—	(37,949,764)
Total	$(42,486,121)	$(19,621,215)	$(37,949,764)	$73,238,431	$(26,818,669)

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2011

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2011:

Amount of Realized Gain (Loss) on Derivatives
			Forward
		Written	Currency
	Purchased	Options	Exchange	Swap
Derivatives	Options	Contracts	Contracts	Contracts	Total
Equity contracts	$(39,435,378)	$66,124,635	$—	$83,205,915	$109,895,172
Foreign exchange
contracts	—	—	(73,002,999)	—	(73,002,999)
Total	$(39,435,378)	$66,124,635	$(73,002,999)	$83,205,915	$36,892,173

Change in Unrealized Appreciation (Depreciation) on Derivatives
			Forward
		Written	Currency
	Purchased	Options	Exchange	Swap
Derivatives	Options	Contracts	Contracts	Contracts	Total
Equity contracts	$29,356,987	$4,818,800	$—	$(100,869,422)	$(66,693,635)
Foreign exchange
contracts	—	—	82,770,417	—	82,770,417
Total	$29,356,987	$4,818,800	$82,770,417	$(100,869,422)	$16,076,782

Note 3 — AGREEMENTS

The Fund’s investment adviser is Westchester Capital Management, LLC pursuant to an investment advisory agreement with the Adviser dated as of January 1, 2011.  Under the terms of this agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% of the Fund’s average daily net assets.  The Adviser has agreed to voluntarily waive 0.10% of its fee at net asset levels between $1.5 billion through $2 billion, 0.20% of its fee at net asset levels between $2 billion through $5 billion, and 0.25% of its fee at net asset levels exceeding $5 billion.  Investment advisory fees voluntarily waived by the Adviser for the three month period ended December 31, 2011 were $1,639,710.  Investment advisory fee voluntarily waived by the Adviser for the year ended September 30, 2011 were $5,296,618.  Certain officers of the Fund are also officers of the Adviser.

U.S. Bancorp Fund Services, LLC, a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as transfer agent, administrator, fund accountant, dividend paying agent and shareholder servicing agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

Distribution services are performed pursuant to distribution contracts with broker-dealers and other qualified institutions.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2011

Note 4 — SHARES OF BENEFICIAL INTEREST

The Board of Trustees has the authority to issue an unlimited amount of shares of beneficial interest without par value.

Changes in shares of beneficial interest were as follows:

	Three Months Ended		Year Ended		Year Ended
	December 31, 2011		September 30, 2011		September 30, 2010
	Shares	Amount	Shares	Amount	Shares	Amount
Issued	29,716,276	$471,436,947	176,395,668	$2,824,267,550	168,630,399	$2,646,030,009
Issued as
reinvestment
of dividends	7,466,034	116,320,806	3,547,347	55,977,137	2,419	37,612
Redemption fee	—	40,203	—	357,767	—	465,767
Redeemed	(29,854,090)	(472,634,819)	(89,150,638)	(1,419,480,778)	(62,995,581)	(991,361,358)
Net increase
(decrease)	7,328,220	$115,163,137	90,792,376	$1,461,121,676	105,637,237	$1,655,172,030

Note 5 — INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION

Purchases and sales of securities for the three month period ended December 31, 2011 (excluding short-term investments, options, forward currency contracts, swap contracts and short positions) aggregated $1,738,971,947 and $1,608,627,289, respectively. There were no purchases or sales of U.S. Government securities.

At December 31, 2011, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$5,040,415,753
Gross unrealized appreciation	110,956,863
Gross unrealized depreciation	(167,265,549)
Net unrealized depreciation	$(56,308,686)
Undistributed ordinary income	$49,871,335
Undistributed long-term capital gain	—
Total distributable earnings	$49,871,335
Other accumulated losses	(77,120,760)
Total accumulated losses	$(83,558,111)

The tax components of dividends paid during the three months ended December 31, 2011 and the fiscal years ended September 30, 2011 and 2010 were as follows:

	December 31, 2011	September 30, 2011	September 30, 2010
Ordinary Income	$142,155,672	$70,276,496	$42,329
Return of Capital	—	—	—
Total Distributions	$142,155,672	$70,276,496	$42,329

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2011

Note 5 — INVESTMENT TRANSACTIONS (continued)

The Fund incurred a post-October capital loss of $5,371,346 for securities which is deferred for tax purposes until the next fiscal year. As of December 31, 2011, the Fund had short-term capital loss carryforwards of $24,849,619 and long-term capital loss carryforwards of $10,876,091.

For the three month period ended December 31, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income for the three month period ended December 31, 2011 was  21.80% (unaudited) for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends-received deduction for the three month period ended December 31, 2011 was 20.07% (unaudited) for the Fund. The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the three month period ended December 31, 2011 was 97.71% (unaudited) for the Fund.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those taxable years are required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulations.

Note 6 — WRITTEN OPTION CONTRACTS

The premium amount and the number of option contracts written during the three month period ended December 31, 2011 were as follows:

	Premium Amount	Number of Contracts
Options outstanding at September 30, 2011	$51,470,103	256,502
Options written	119,870,086	615,569
Options closed	(58,595,448)	(333,316)
Options exercised	(20,695,831)	(86,131)
Options expired	(8,369,152)	(70,874)
Options outstanding at December 31, 2011	$83,679,758	381,750

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2011

Note 7 — DISTRIBUTION PLAN

The Fund has adopted an Amended and Restated Plan of Distribution (the “Plan”) dated July 19, 2005, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund will compensate broker dealers or other qualified institutions with whom the Fund has entered into a contract to distribute Fund shares. Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Fund, which may be payable as a service fee for providing permitted recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the three months ended December 31, 2011, the Fund incurred $3,144,918 pursuant to the Plan. For the year ended September 30, 2011, the Fund incurred $10,711,317 pursuant to the Plan. The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of the Fund’s outstanding shares.

Note 8 — TRANSACTIONS WITH AFFILIATES

Pursuant to Section (2)(a)(3) of the 1940 Act, if the Fund owns 5% or more of the outstanding voting securities of an issuer, the issuer is deemed to be an affiliate of the Fund. During the three months ended December 31, 2011, the Fund owned the following positions in such companies for investment purposes only:

	Share			Share	Market
	Balance at			Balance at	Value at
	October 1,			December 31,	December 31,	Dividend	Interest
Issuer Name	2011	Purchases	Sales	2011	2011	Income	Income
Blue Coat
Systems, Inc.	—	2,480,900	—	2,480,900	$63,138,905	$—	$—
Dollar Thrifty
Automotive
Group, Inc.	2,338,825	—	—	2,338,825	164,325,845	—	—
Invesco Prime
Portfolio Money
Market	—	682,150,637	415,761,385	266,389,252	266,389,252	—	41,868
NetLogic
Microsystems Inc.	3,660,422	10,150	—	3,670,572	181,950,254	—	—
SuccessFactors, Inc.	—	4,344,497	—	4,344,497	173,215,095	—	—
Temple-Inland Inc.	5,161,371	487,501	—	5,648,872	179,125,731	734,353	—
					$1,028,145,082	$734,353	$41,868

There were no realized gains or losses on transactions with affiliates during the three months ended December 31, 2011.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
The Merger Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, securities sold short, options written, forward currency exchange contracts and swap contracts, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Merger Fund (the “Fund”) for the period October 1, 2011 to December 31, 2011, the results of its operations for the period then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
February 29, 2012

INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Fund’s Trustees and Officers is set forth below.  The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-343-8959.

		Term of		# of Portfolios
	Position(s)	Office and		in Fund Complex	Other
	Held with	Length of	Principal Occupation	Overseen by	Directorships
Name, Address and Age	the Fund	Time Served	During Past Five Years	Trustee**	Held by Trustee

Roy Behren*	Co-President,	Indefinite;	Co-Portfolio Manager	1	None
Westchester Capital	Treasurer	since 2011	and Co-President of
Management, LLC	and		Westchester Capital
100 Summit Lake Drive	Trustee		Management, LLC, the
Valhalla, NY 10595			Fund’s Adviser, since
Age: 51			2011. Co-Portfolio
Manager of Westchester
Capital Management, Inc.,
the Fund’s previous
adviser, from 2007 to
2010. Research analyst
for Westchester Capital
Management, Inc. from
1994 until 2010. Chief
Compliance Officer of the
Fund and Westchester
Capital Management, Inc.
from 2004 to 2010.

James P. Logan, III	Independent	Indefinite;	Chairman of J.P.	2	None
c/o Westchester Capital	Trustee	since	Logan & Company.
Management, LLC		inception	Chairman of
100 Summit Lake Drive		in 1989	Logan-Chace, LLC, an
Valhalla, NY 10595			executive search firm.
Age: 75

Michael J. Downey	Independent	Indefinite;	Private investor.	2	Chairman and
c/o Westchester Capital	Trustee	since	Consultant and		Director of The
Management, LLC		1995	independent financial		Asia Pacific
100 Summit Lake Drive			adviser since July 1993.		Fund, Inc.
Valhalla, NY 10595					Director of
Age: 68					AllianceBernstein
core mutual fund
group

Barry Hamerling	Independent	Indefinite;	Managing Partner of	2	Trustee of AXA
c/o Westchester Capital	Trustee	since 2007	Premium Ice Cream of		Premier VIP
Management, LLC			America, since 1999.		Trust
100 Summit Lake Drive			Managing Partner
Valhalla, NY 10595			of Let-US Creations,
Age: 65			from 1999 to 2011.

INFORMATION ABOUT TRUSTEES AND OFFICERS (continued)

		Term of		# of Portfolios
	Position (s)	Office and		in Fund Complex	Other
	Held with	Length of	Principal Occupation	Overseen by	Directorships
Name, Address and Age	the Fund	Time Served	During Past Five Years	Trustee**	Held by Trustee

Michael T. Shannon	Co-President	One-year	Co-Portfolio Manager	N/A	N/A
Westchester Capital		term;	and Co-President of
Management, LLC		since 2011	Westchester Capital
100 Summit Lake Drive			Management, LLC, the
Valhalla, NY 10595			Fund’s Adviser, since
Age: 45			2011. Co-Portfolio
Manager of Westchester
Capital Management, Inc.,
the Fund’s previous
adviser, from 2007 to
2010.

Bruce Rubin	Vice	One-year	Chief Operating Officer	N/A	N/A
Westchester Capital	President,	term;	of Westchester Capital
Management, LLC	Chief	since 2010	Management, LLC, the
100 Summit Lake Drive	Compliance		Fund’s Adviser. Chief
Valhalla, NY 10595	Officer and		Operating Officer of
Age: 52	Anti-Money		Westchester Capital
	Laundering		Management, Inc., the
	Compliance		Fund’s previous adviser,
	Officer		from March 2010 to
December 2010. Chief
Operating Officer of
Seneca Capital from
2005 to 2010.

Jane Perl	Secretary	One-year	Director of Operations	N/A	N/A
Westchester Capital		term;	of Westchester Capital
Management, LLC		since 2011	Management, LLC, the
100 Summit Lake Drive			Fund’s Adviser, since
Valhalla, NY 10595			2011. Director of
Age: 63			Operations of
Westchester Capital
Management, Inc., the
Fund’s previous adviser
from, 1988 to 2010.

*
Denotes a trustee who is an “interested person” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or of the Adviser.  Mr. Behren is deemed to be an interested person because of his affiliation with the Fund’s investment adviser, Westchester Capital Management, LLC, and because he is an officer of the Fund.

**	The fund complex consists of the Fund and The Merger Fund VL.

The Merger Fund
AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Fund generally votes proxies relating to portfolio securities may be obtained without charge by calling the Fund’s Transfer Agent at 1-800-343-8959 or by visiting the SEC’s website at www.sec.gov.  Information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available on the SEC’s website or by calling the toll-free number listed above.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(This Page Intentionally Left Blank.)

The Merger Fund
PRIVACY POLICY

We collect the following non-public personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

THIS PRIVACY POLICY IS NOT A PART OF THE ANNUAL REPORT

.Investment Adviser
Westchester Capital Management, LLC
100 Summit Lake Drive
Valhalla, NY  10595
(914) 741-5600
www.mergerfund.com

Administrator, Transfer Agent, Fund Accountant,
Dividend Paying Agent and Shareholder
Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, WI  53201-0701
(800) 343-8959

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212
(800) 343-8959

Trustees
Roy Behren
Michael J. Downey
James P. Logan, III
Barry Hamerling

Executive Officers
Roy Behren, Co-President and Treasurer
Michael T. Shannon, Co-President
Bruce Rubin, Vice President and
  Chief Compliance Officer
Jane Perl, Secretary

Counsel
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, NY  10103

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Milwaukee, WI  53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Michael J. Downey, James P. Logan III, and Barry Hamerling are “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2011	FYE 9/30/2011
Audit Fees	$47,000	$93,800
Audit-Related Fees
Tax Fees	$15,000	$11,500
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  The audit committee did not approve any services for which the preapproval requirement was waived.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

There were no non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Co-Presidents/Principal Executive Officers and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end management investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Merger Fund

By (Signature and Title)                      /s/ Michael T. Shannon
Michael T. Shannon, Co-President

Date           03/02/2012

By (Signature and Title)                      /s/ Roy Behren
Roy Behren, Co-President and Treasurer

Date           03/02/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/ Michael T. Shannon
Michael T. Shannon, Co-President

Date           03/02/2012

By (Signature and Title)*                   /s/ Roy Behren
Roy Behren, Co-President and Treasurer

Date           03/02/2012

* Print the name and title of each signing officer under his or her signature.